[Graphic Omitted]                                             Semiannual Report
INVESTMENT MANAGEMENT                                             June 30, 1997

MFS(R) VALUE SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

[Graphic omitted]

MFS(R) VALUE SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                            INVESTMENT ADVISER
A. Keith Brodkin*                                   Massachusetts Financial Services Company
Chairman and President                              500 Boylston Street
                                                    Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises                        DISTRIBUTOR
(diversified holding company)                       MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company            INVESTOR SERVICE
(Blockbuster Video franchise)                       MFS Service Center, Inc.
                                                    P.O. Box 2281
PORTFOLIO MANAGER                                   Boston, MA 02107-9906
John F. Brennan, Jr.*
                                                    For additional information,
TREASURER                                           contact your financial adviser.
W. Thomas London*
                                                    CUSTODIAN
ASSISTANT TREASURERS                                Investors Bank & Trust Company
Mark E. Bradley*
Ellen Moynihan*                                     AUDITORS
James O. Yost*                                      Deloitte & Touche LLP

SECRETARY                                           WORLD WIDE WEB
Stephen E. Cavan*                                   www.mfs.com

ASSISTANT SECRETARY
James R. Bordewick, Jr.*                            [Graphic Omitted] For the third year in a row,
                                                    MFS earned a #1 ranking in the DALBAR, Inc.
*Affiliated with the Investment Adviser             Broker/Dealer Survey, Main Office Operations
                                                    Service Quality Category. The firm achieved a 3.48 overall score on a scale of 1 to 4 in the 1996 survey. A total of 110 firms responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 15 categories, including
                                                    "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm."

Dear Contract Owner:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2 1/2%.

    We have been surprised by the strength of the U.S. equity market in the first half of 1997. Much of this is the result of continuing gains in corporate earnings. Even as the current recovery enters its seventh year, more and more U.S. companies have been exceeding MFS analysts' earnings estimates. In the first quarter of 1997, for example, two-thirds of all companies met or exceeded MFS analysts' expectations, a trend that could be an important indicator of the U.S. equity market's future direction. However, while the near-term outlook for profits is generally favorable, we believe equity valuations have risen to a point where a cautious investment approach seems warranted.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin

A. Keith Brodkin
Chairman and President

July 14, 1997

MFS VALUE SERIES

For the six months ended June 30, 1997, the Series provided a total return of 11.26% (including the reinvestment of distributions). This compares to a 20.60% return for the Standard & Poor's 500 Composite Index (the S&P 500), an unmanaged index of common stock total return performance, for the same period.

    Over the past six months, the three best-performing sectors of the S&P 500 were health care, which gained 31.5%; financial services, which advanced 24.1%; and technology, which was up 15.9%. The worst-performing sector was utilities, which gained 7.9%. The Series was underweighted in health care versus the S&P 500, at 7.9% of the equity portfolio versus 11.7%; market weighted in financial services (14.8% versus 14.9%); and overweighted in technology (13.4% versus 12.6%).

    Financial services, our largest sector, is focused on the insurance industry, in which we expect a continued trend of consolidation. We expect the banking industry to play a larger role in this trend as government restrictions are loosened. Technology, our second-largest sector, is primarily focused on franchise software companies trading at reasonable prices relative to their respective growth rates. We try to take advantage of periods of uncertainty and establish positions at attractive valuations relative to long-term prospects. Two recent examples include Synopsys and Computer Associates. Both software companies have significant leadership positions in attractive markets, but their stock prices have been depressed by short-term earnings concerns. In each case, we have been able to establish significant holdings at what we believe are excellent long-term valuations.

    In retailing, our third-largest sector, we are focused on grocery stores and drug store chains. One of our largest holdings, Smith's Food and Drug, recently agreed to be acquired by Fred Meyer, a grocery chain located in the Pacific Northwest. We currently plan to hold the Fred Meyer shares we will receive, as we expect consolidation benefits to be significant. Future consolidation is also expected as aggressive, well-managed operators such as Safeway look for further growth. The drug stores are also benefiting from consolidation because the larger chains are better able to deal with the industry trend toward managed health care. While growth in this area presents lower gross margins, the large chains are able to leverage this greater volume through lower operating expenses and, therefore, derive higher net margins. Two of our holdings, Rite Aid and CVS, are in the midst of major consolidations that we expect to yield significant cost savings.

    Our two largest holdings, ADT Ltd. and Tyco International, recently agreed to merge in a pooling transaction. The surviving entity will be Tyco International, and we expect significant earnings leverage going forward, with significant stock price appreciation as cost savings are realized.

    Our outlook for the balance of the year is cautious. With stock market valuations at record levels and with the recent uptick in interest rates, we believe the market is vulnerable to any negative news.

Respectfully,

/s/ John F. Brennan, Jr.

John F. Brennan, Jr.
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

John F. Brennan, Jr., has been a member of the MFS investment staff since 1985. A graduate of the University of Rhode Island and Stanford University's Graduate School of Business Administration, he began his career at MFS as an industry specialist and was promoted to Assistant Vice President - Investments in 1987. He was named Vice President - Investments in 1988 and Senior Vice President in 1995 and has managed MFS Value Series since 1996.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek capital appreciation. Dividend income, if any, is a consideration incidental to the Series' objective of capital appreciation.

Commencement of investment operations: August 14, 1996.

PERFORMANCE SUMMARY

The information below illustrates the performance of MFS Value Series.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF JUNE 30, 1997

                                      6 Months       1 Year  Life of Series*
-------------------------------------------------------------------------------
Cumulative Total Return                +11.26%      +23.98%         +21.57%
-------------------------------------------------------------------------------
Average Annual Total Return              --         +23.98%         +24.96%
-------------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, August 14, 1996, through June 30, 1997.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1997

Stocks - 78.4%
--------------------------------------------------------------------------------
Issuer                                                     Shares        Value
--------------------------------------------------------------------------------
U.S. Common Stocks - 69.9%
  Aerospace - 2.6%
    Allied Signal, Inc.                                       630 $    52,920
    Thiokol Corp.                                             600      42,000
                                                                  -----------
                                                                  $    94,920
-----------------------------------------------------------------------------
  Agricultural Products - 0.9%
    AGCO Corp.                                                960 $    34,500
-------------------------------------------------------------------------------
  Apparell & Textiles - 0.7%
    Footstar, Inc.*                                           350 $     9,144
    Reebok International Ltd.*                                360      16,830
                                                                  -----------
                                                                  $    25,974
-----------------------------------------------------------------------------
  Banks and Credit Companies - 1.6%
    Banc One Corp.*                                           500 $    24,219
    Wells Fargo & Co.                                         125      33,688
                                                                  -----------
                                                                  $    57,907
-----------------------------------------------------------------------------
  Building - 0.3%
    Newport News Shipbuilding Co.                             480 $     9,330
-------------------------------------------------------------------------------
  Business Machines - 0.5%
    Sun Microsystems, Inc.*                                   450 $    16,748
-------------------------------------------------------------------------------
  Business Services - 5.6%
    ADT Ltd.*                                               5,070 $   167,310
    DST Systems, Inc.*                                        300       9,994
    First Data Corp.                                          720      31,634
                                                                  -----------
                                                                  $   208,938
-----------------------------------------------------------------------------
  Cellular Phones - 0.9%
    Telephone & Data Systems, Inc.                            900 $    34,144
-------------------------------------------------------------------------------
  Chemicals - 1.9%
    Ferro Corp.                                             1,120 $    41,510
    NL Industries, Inc.*                                    1,890      27,405
                                                                  -----------
                                                                  $    68,915
-----------------------------------------------------------------------------
  Computer Software - Systems - 5.6%
    Cerner Corp.*                                             630 $    13,230
    Compaq Computer Corp.*                                    635      63,024
    Computer Associates International                       1,040      57,915
    Sybase, Inc.*                                           1,680      24,990
    Synopsys, Inc.                                          1,320      48,510
                                                                  -----------
                                                                  $   207,669
-----------------------------------------------------------------------------
  Consumer Goods & Services - 5.2%
    Philip Morris Companies, Inc.                           1,360      60,350
    Tyco International Ltd.                                 1,890     131,473
                                                                  -----------
                                                                  $   191,823
-----------------------------------------------------------------------------
  Containers - 1.0%
    Jefferson Smurfit Co.*                                    740 $    11,840
    Stone Container Corp.*                                  1,930      27,623
                                                                  -----------
                                                                  $    39,463
-----------------------------------------------------------------------------
  Electronics - 2.3%
    Analog Devices, Inc.*                                     350 $     9,296
    Atmel Corp.*                                              680      19,040
    Intel Corp.                                               120      17,017
    Kulicke & Soffa Industries*                               850      27,598
    Micron Electronics*                                       600      10,687
                                                                  -----------
                                                                  $    83,638
-----------------------------------------------------------------------------
  Entertainment - 3.1%
    American Radio Systems Corp., "A"*                        430   $  17,146
    Casino America, Inc.*                                     960       2,100
    Harrah's Entertainment, Inc.*                           3,130      56,340
    Harveys Casino Resorts*                                   270       4,742
    LIN Television Corp.*                                     690      30,446
    Showboat, Inc.                                            330       5,754
                                                                  -----------
                                                                  $   116,528
-----------------------------------------------------------------------------
  Financial Institutions - 1.5%
    Federal Home Loan Mortgage Corp.                        1,180 $    40,563
    Union Planters Corp.                                      320      16,600
                                                                  -----------
                                                                  $    57,163
-----------------------------------------------------------------------------
  Food and Beverage Products - 2.9%
    Smith's Food & Drug Center, "B"*                        2,014 $   108,001
-------------------------------------------------------------------------------
  Insurance - 7.3%
    Chubb Corp.                                               580 $    38,788
    Cigna Corp.                                               160      28,400
    Conseco, Inc.                                           1,120      41,440
    Hartford Financial Services Group                         440      36,410
    Lincoln National Corp.*                                   900      57,937
    Penncorp Financial Group, Inc.                            510      19,635
    Reliastar Financial Corp.                                 630      46,069
                                                                  -----------
                                                                  $   268,679
-----------------------------------------------------------------------------
  Machinery - 3.5%
    Greenfield Industries, Inc.*                              750 $    20,250
    Keystone International, Inc.*                           2,600      90,188
    Stewart & Stevenson Services, Inc.                        800      20,800
                                                                  -----------
                                                                  $   131,238
-----------------------------------------------------------------------------
  Medical and Health Products - 2.3%
    Bristol-Myers Squibb Co.*                               1,060 $    85,860
-------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.3%
    Regency Health Services, Inc.*                            570 $     8,763
    St. Jude Medical, Inc.*                                   700      27,300
    United Healthcare Corp.                                   920      47,840
                                                                  -----------
                                                                  $    83,903
-----------------------------------------------------------------------------
  Oils - 1.2%
    Texaco, Inc.                                              410 $    44,588
-------------------------------------------------------------------------------
  Pollution Control - 1.7%
    Waste Management, Inc.                                  2,000 $    64,250
-------------------------------------------------------------------------------
  Railroad - 2.0%
    Wisconsin Central Transportation Corp.*                 1,990 $    74,128
-------------------------------------------------------------------------------

  Restaurants and Lodgings - 3.3%
    Hilton Hotels Corp.                                     1,970 $    52,328
    La Quinta Inns, Inc.                                      680      14,875
    Promus Hotel Corp.*                                     1,400      54,250
                                                                  -----------
                                                                  $   121,453
-----------------------------------------------------------------------------
  Stores - 4.3%
    Arbor Drugs, Inc.                                         400 $     8,050
    CVS Corp.                                                 660      33,825
    Gymboree Corp.*                                           400       9,600
    Rite Aid Corp.                                          1,460      72,818
    Viking Office Products*                                 1,800      34,200
                                                                  -----------
                                                                  $   158,493
-----------------------------------------------------------------------------
  Supermarkets - 0.8%
    Safeway, Inc.*                                            670 $    30,915
-------------------------------------------------------------------------------
  Telecommunications - 3.7%
    3Com Corp.*                                               450 $    20,250
    Cellular Communications International,
      Inc.*                                                 3,430     114,905
                                                                  -----------
                                                                  $   135,155
-----------------------------------------------------------------------------
  Utilities-Telephone - 0.9%
    Sprint Corp.                                              650 $    34,206
-------------------------------------------------------------------------------
Total U.S. Common Stock                                           $ 2,588,529
-------------------------------------------------------------------------------
Foreign Stocks - 8.5%
  France - 0.4%
    Union des Assurances Federales S.A.
      (Insurance)                                             140 $    16,466
-------------------------------------------------------------------------------
  Hong Kong - 0.7%
    Cafe de Coral Group (Restaurants)                      28,000 $     7,192
    Wing Hang Bank Ltd. (Finance)                           3,200      19,331
                                                                  -----------
                                                                  $    26,523
-----------------------------------------------------------------------------
  Japan - 1.9%
    Canon, Inc. ADR (Business Services)                       290      39,585
    Sony Corp. ADR (Electronics)                              245 $    21,560
    Sony Corp. (Electronics)                                  100       8,724
                                                                  -----------
                                                                  $    69,869
-----------------------------------------------------------------------------
  Netherlands - 0.2%
    Akzo Nobel (Chemicals)                                     55 $     7,539
-------------------------------------------------------------------------------
  Korea - 0.5%
    Tranz-Rail Holdings ADR (Railroads)                       300 $     5,064
    SK Telecom ADR* (Telecommunications)                    1,118      11,250
                                                                  -----------
                                                                  $    16,314
-----------------------------------------------------------------------------
  Portugal - 0.3%
    Banco Totta & Acores, "B" (Banks and Credit
      Cos.)                                                   690 $    11,537
-------------------------------------------------------------------------------
  Switzerland - 1.1%
    Novartis AG (Pharmaceuticals)                              26 $    41,570
-------------------------------------------------------------------------------
  United Kingdom - 3.4%
    ASDA Group PLC (Stores)*                               10,440 $    21,536
    British Petroleum PLC, ADR (Oils)                         920      68,885
    Gallaher Group PLC ADR (Consumer Products)*               400       7,375
    Kwik-Fit Holdings (Retail)                              2,090       9,352
    PowerGen PLC (Utilities - Electric)                     1,248      14,823
    Storehouse PLC (Retail)                                 1,030       3,226
                                                                  -----------
                                                                  $   125,197
-----------------------------------------------------------------------------
Total Foreign Stock                                               $   315,015
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $2,602,823)                        $ 2,903,544
-------------------------------------------------------------------------------
Bonds - 14.1%
-------------------------------------------------------------------------------
                                                 Principal Amount
                                                    (000 Omitted)
-------------------------------------------------------------------------------
Corporate Bonds - 0.6%
  Harrah's Jazz Co., 14.25s, 2001                          $   60 $    22,990
-------------------------------------------------------------------------------
U.S. Treasury Obligations - 13.5%
  U.S. Treasury Bonds, 0s, 2017                            $  615 $   153,412
  U.S. Treasury Bonds, 6.5s, 2026                             359     344,302
                                                                  -----------
                                                                  $   497,714
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $525,193)                           $   520,704
-------------------------------------------------------------------------------
Put Option Purchased - 2.8%
-------------------------------------------------------------------------------
                                                 Principal Amount
                                                     of Contracts
Description/Expiration Month/Strike Price           (000 Omitted)
-------------------------------------------------------------------------------
S&P Index/December/900                                     $    3 $    13,500
S&P Index/March/950                                             7      53,288
S&P Index/June/975                                              4      36,850
-------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $120,517)             $   103,638
-------------------------------------------------------------------------------
Short-term Obligations - 8.9%
-------------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)
-------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.4%, due 7/
01/1997                                                    $  330 $   329,946
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,578,479)                     3,857,832
Other Assets, Less Liabilities - (4.2)%                              (155,269)
-------------------------------------------------------------------------------

Net Assets - 100%                                                 $ 3,702,563
-------------------------------------------------------------------------------
*Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
June 30, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,578,479)             $3,857,832
  Cash                                                                   659
  Net receivable for forward foreign currency exchange
contracts to sell                                                         62
  Receivable for Series shares sold                                   88,205
  Receivable for investments sold                                     18,217
  Receivable from investment adviser                                   2,641
  Interest and dividends receivable                                    5,817
  Deferred organization expenses                                       7,587
  Other assets                                                           464
                                                                  ----------
      Total assets                                                $3,981,484
                                                                  ----------
Liabilities:
  Payable for investments purchased                               $  270,383
  Payable for Series shares reacquired                                   358
  Net payable for forward foreign currency contracts closed or
subject to master netting agreements                                     544
  Payable to affiliate for management fee                                221
  Accrued expenses and other liabilities                               7,415
                                                                  ----------
      Total liabilities                                           $  278,921
                                                                  ----------
Net assets                                                        $3,702,563
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $3,361,157
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     278,868
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 49,936
  Accumulated undistributed net investment income                     12,602
                                                                  ----------
      Total                                                       $3,702,563
                                                                  ==========
Shares of beneficial interest outstanding                          312,071
                                                                   =======
Net asset value per share
  (net assets of $3,702,563 / 312,071 shares of beneficial
  interest outstanding)                                            $11.86
                                                                   ======

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Operations
------------------------------------------------------------------------------------------
Six Months Ended June 30, 1997
------------------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                                   $ 13,833
    Dividends                                                                     9,385
    Foreign taxes withheld                                                         (442)
                                                                               --------
      Total investment income                                                  $ 22,776
                                                                               --------

  Expenses -
    Management fee                                                             $  7,629
    Trustees' compensation                                                        1,017
    Shareholder servicing agent fee                                                 350
    Administrative fee                                                              113
    Auditing fee                                                                 16,724
    Printing                                                                      6,001
    Custodian fee                                                                 1,748
    Amortization of organization expenses                                           912
    Legal fee                                                                       339
    Miscellaneous                                                                   408
                                                                               --------
      Total expenses                                                           $ 35,241
    Fees paid indirectly                                                           (227)
    Preliminary reduction of expenses by investment adviser                     (24,840)
                                                                               --------
      Net expenses                                                             $ 10,174
                                                                               --------
        Net investment income                                                  $ 12,602
                                                                               --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                                    $ 51,493
    Foreign currency transactions                                                  (529)
                                                                               --------
        Net realized gain on investment and foreign currency transactions      $ 50,964
                                                                               --------

  Change in unrealized appreciation (depreciation) -
    Investments                                                                $206,223
    Translation of assets and liabilities in foreign currencies                    (490)
                                                                               --------
      Net unrealized gain on investments and foreign currency translation      $205,733
                                                                               --------
        Net realized and unrealized gain on investments and foreign currency   $256,697
                                                                               --------
          Increase in net assets from operations                               $269,299
                                                                               ========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
----------------------------------------------------------------------------------------------------
                                                        Six Months Ended               Period Ended
                                                           June 30, 1997          December 31, 1996*
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                       $   12,602                 $    3,123
  Net realized gain on investments and foreign
    currency transactions                                         50,964                     18,540
  Net unrealized gain on investments and foreign
    currency translation                                         205,733                     73,135
                                                              ----------                 ----------
    Increase in net assets from operations                    $  269,299                 $   94,798
                                                              ----------                 ----------
Distributions declared to shareholders -
  From net investment income
                                                                  --                     $   (3,068)
  From net realized gain on investments and
    foreign currency transactions                                 --                        (18,540)
  In excess of net realized gain on investments
    and foreign currency transactions                             --                         (1,083)
  Tax return of capital                                           --                         (3,853)
                                                              ----------                 ----------
      Total distributions declared to shareholders
                                                              $   --                     $  (26,544)
                                                              ----------                 ----------
Series share (principal) transactions -
  Net proceeds from sale of shares                            $2,230,714                 $1,251,706
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                              --                         26,544
  Cost of shares reacquired                                     (148,705)                    (3,849)
                                                              ----------                 ----------
    Increase in net assets from Series share
      transactions                                            $2,082,009                 $1,274,401
                                                              ----------                 ----------
      Total increase in net assets                            $2,351,308                 $1,342,655
                                                              ----------                 ----------
Net assets:
  At beginning of period                                       1,351,255                      8,600
                                                              ----------                 ----------
  At end of period (including accumulated
    undistributed net investment income of $12,602
    and $0, respectively)                                     $3,702,563                 $1,351,255
                                                              ==========                 ==========

*For the period from the commencement of the Series' investment operations, August 14, 1996, through December 31, 1996.

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
---------------------------------------------------------------------------------------------------
                                                            Year Ended                 Period Ended
                                                         June 30, 1997           December 31, 1996*
---------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  the period):
Net asset value - beginning of period                           $10.66                       $10.00
                                                                ------                       ------
Income from investment operations# -
  Net investment income(S)                                      $ 0.07                       $ 0.07
  Net realized and unrealized gain on investments and
    foreign currency transactions                                 1.13                         0.88
                                                                ------                       ------
      Total from investment operations                          $ 1.20                       $ 0.95
                                                                ------                       ------

Less distributions declared to shareholders -
  From net investment income
                                                                $ --                         $(0.03)
  From net realized gain on investments and foreign
    currency transactions                                         --                          (0.21)
  In excess of net realized gain on investments and
    foreign currency transactions                                 --                          (0.01)
  Tax return of capital                                           --                          (0.04)
                                                                ------                       ------
      Total distributions declared to shareholders
                                                                $ --                         $(0.29)
                                                                ------                       ------
Net asset value - end of period                                 $11.86                       $10.66
                                                                ======                       ======
Total return                                                    11.26%++                      8.78%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                       1.00%+                       1.00%+
  Net investment income                                          1.23%+                       1.72%+
Portfolio turnover                                                 64%                          44%
Average commission rate                                        $0.0313                      $0.0204
Net assets at end of period (000 omitted)                       $3,703                       $1,351

  *For the period from the commencement of the Series' investment operations, August 14, 1996, through
   December 31, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
(S)The Adviser voluntarily agreed to maintain the expenses of the Series at not more than 1.00% of average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
    Net investment loss                                         $(0.07)                      $(0.04)
    Ratios (to average net assets):
      Expenses                                                   3.44%+                       3.83%+
      Net investment loss                                      (1.22)%+                     (1.11)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Value Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS(R) Money Market Series, MFS(R) Research Series, MFS(R) Strategic Fixed Income Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS Value Series and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1997, there were 10 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Options listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing security valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Forward Foreign Currency Exchange Contracts - The Series may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Series will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Series may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Series may enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex- dividend date.

The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets. Under a temporary expense limitation agreement with MFS, MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $36,919.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - Effective March 1, 1997, the Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, compliance, shareholder communications, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of up to 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $3,216,768 and $1,238,595, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $ 3,578,479
                                                                    ===========
Gross unrealized appreciation                                       $   331,668
Gross unrealized depreciation                                           (52,315)
                                                                    -----------
    Net unrealized appreciation                                     $   279,353
                                                                    ===========

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Series shares were as follows:

                                     Six Months Ended         Period Ended
                                      June 30, 1997         December 31, 1996*
                                  ---------------------    ---------------------
                                   Shares       Amount      Shares       Amount
--------------------------------------------------------------------------------
Shares sold                       201,454   $2,230,714     123,715   $1,251,706
Shares issued to shareholders in     --         --           2,506       26,544
  reinvestment of distributions
Shares reacquired                 (16,106)    (148,705)       (358)      (3,849)
                                  -------   ----------     -------   ----------
    Net increase                  185,348   $2,082,009     125,863   $1,274,401
                                  =======   ==========     =======   ==========

*For the period from the commencement date of the Series' investment operations, August 14, 1996, through
 December 31, 1996.

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1997, was $11.

(7) Financial Instruments
The Series trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Series has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                    Contracts to                          Contracts      Net Unrealized
            Settlement Date      Deliver/Receive      In Exchange for      at Value      Appreciation
-------------------------------------------------------------------------------------------------------
Sales      7/01/97 - 1/07/98       GBP    13,788              $22,876       $22,814                 $62
                                                              =======       =======                 ===
GBP = British Pounds

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $544 with Deutsche Bank at June 30, 1997.

At June 30, 1997, the Series had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Value
  Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Value Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets and financial highlights for the six months then ended and for the period from August 14, 1996 (the commencement of investment operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Value Series at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 1, 1997



                ---------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                  VGS-3-8/97 200